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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 18, 2003

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
821 17th Street Denver, Colorado 80202 (Address of principal executive offices and zip code)
(303) 293-2265 Registrant's telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

    99.1—Investor presentation made by executives of CoBiz Inc. on September 18, 2003.

ITEM 9. REGULATION FD DISCLOSURE

        On September 18, 2003, executives of the Registrant presented information at the RBC Capital Markets Financial Institutions Conference 2003 as described in the slides attached to this report as Exhibit 99.1. Exhibit 99.1 and the slides thereof are incorporated by reference herein.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.
	By:	/s/ LYNE B. ANDRICH Lyne B. Andrich Executive Vice President and and Chief Financial Officer
Date: September 18, 2003

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor presentation made by executives of CoBiz Inc. on September 18, 2003.

1

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX